SECOND AMENDMENT TO NOTE DOCUMENTS

THIS SECOND AMENDMENT TO NOTE DOCUMENTS (this “Amendment”), dated as of November 27, 2019, is made and entered into on the terms and conditions hereinafter set forth, by and among GB SCIENCES, INC., a Nevada corporation (“Borrower”), and CSW VENTURES, LP (“Lender”).

RECITALS:

1.     Pursuant to a Note Purchase Agreement dated as of February 28, 2019, among Borrower and the Lender (as amended from time to time, the “Note Agreement”), Lender made loans to Borrower pursuant to an 8% Senior Secured Convertible Promissory Note dated as of February 28, 2019 (the “Original Note”), all as more specifically described in the Note Agreement and the Original Note. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Note Agreement.

2.     On July 12, 2019, the Original Note was amended (as so amended, the “Amended Note”) to reflect an additional loan to be made by Lender to Borrower in the amount of $100,000.

3.     The parties hereto desire to further amend the Amended Note and the other Transaction Documents to, among other things, reflect (i) an additional loan to be made by Lender to Borrower in the amount of $30,000 (the “Additional Loan”), concurrently with the execution of this Amendment, and (ii) the reduction of the conversion price under the Amended Note to $0.04.

AGREEMENTS:

1.     Second Amended and Restated Note. Concurrently with the execution of this Amendment, the Lender shall make the Additional Loan and Borrower shall deliver to Lender a Second Amended and Restated 8% Senior Secured Convertible Promissory Note (the “Second Amended Note”), in the form attached hereto as Exhibit A, duly executed by Borrower, which will amend and restate the Amended Note, and will be issued in substitution of and exchange therefor. From and after the date this Amendment becomes effective, the Second Amended Note will be deemed to be the “Note” referred to in the Note Agreement and the Security Agreement for all purposes therein.

2.     Prospectus Supplement. The Company shall, to the extent required as a result of this Amendment or if otherwise requested by Lender, prepare and file with the SEC such amendments or supplements to the prospectus included in the Required Registration Statement necessary to permit the continued sale of the Conversion Shares by the Lender pursuant to such registration statement and prospectus.

3.     Representations and Warranties. As an inducement to Lender to make the Additional Loan, Borrower hereby represents and warrants to Lender that:

(a)     the representations and warranties of Borrower contained in the Note Agreement and the other Transaction Documents are true and correct, and

(b)     no Event of Default under the Note has occurred and is continuing.

4.     Effect of Amendment; Continuing Effectiveness of Note Agreement and Transaction Documents. Neither this Amendment nor any other indulgences that may have been granted to Borrower by Lender shall constitute a course of dealing or otherwise obligate Lender to modify, expand or extend the agreements contained herein, or to agree to any amendments to the Transaction Documents. This Amendment shall constitute a Transaction Document for all purposes of the Note Agreement and the other Transaction Documents. Except to the extent amended hereby, the Note Agreement, the other Transaction Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

5.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one and the same instrument

6.     Miscellaneous. This Amendment shall be subject to the governing law, notice and other applicable provisions set forth in Section 8 of the Note Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                                       BORROWER:     GB SCIENCES, INC.

By: /s/ John C Poss

Name: John C. Poss

Title: Chief Executive Officer

                                                               LENDER:     CSW VENTURES, LP

By: /s/  David Weiner
Name: David Weiner
Title: General Partner

EXHIBIT A

FORM OF

SECOND AMENDED AND RESTATED NOTE